SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2020

PAYSIGN, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54123	95-4550154
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2615 St. Rose Parkway

Henderson, Nevada 89052

(Address of principal executive offices) (Zip Code)

(702) 453-2221

(Registrant's telephone number, including area code)

1700 W Horizon Ridge Parkway, Suite 200,

Henderson, Nevada 89012

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PAYS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant's Certifying Accountant

(a)       Dismissal of Previous Independent Registered Public Accounting Firm

On July 2, 2020, the Audit Committee (the “Audit Committee”) of the Board of Directors of Paysign, Inc. (the “Company”), approved the dismissal of Squar Milner LLP (“Squar Milner”) as the Company’s independent registered public accounting firm, effective immediately.

Squar Milner’s reports on the Company’s financial statements for the years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2019 and 2018 and the subsequent interim period through July 2, 2020, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act (“Regulation S-K”) and the related instructions thereto, with Squar Milner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Squar Milner, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also during this same period, the only reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto, were the material weaknesses in the Company’s control environment and monitoring pursuant to the 2013 Committee of Sponsoring Organizations of the Treadway Commission (COSO) framework, previously reported in Item 9A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which have not yet been remediated.

The Company provided Squar Milner with the disclosures under this Item 4.01(a), and requested Squar Milner to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.01(a) and, if not, stating the respects in which it does not agree. Squar Milner’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)       Appointment of New Independent Registered Public Accounting Firm

On July 2, 2020, the Audit Committee approved the appointment of BDO USA, LLP (“BDO”) as the Company’s new independent registered public accounting firm, effective upon dismissal of Squar Milner on July 2, 2020. During the Company’s two most recent fiscal years ended December 31, 2019 and 2018, and the subsequent interim period through July 2, 2020, neither the Company nor anyone acting on its behalf consulted with BDO regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Company and the Chairman of the Audit Committee disclosed the above-mentioned material weaknesses to BDO and authorized Squar Milner to respond fully to inquiries of BDO concerning the material weaknesses.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter from Squar Milner LLP to the Securities and Exchange Commission dated July 2, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYSIGN, INC.
Date: July 2, 2020	By: /s/ Mark Newcomer
Mark Newcomer, Chief Executive Officer

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